                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

Item 1. Report to Shareholders
Van Eck Global

Worldwide Insurance Trust

ANNUAL REPORT
December 31, 2005

Worldwide Bond Fund

allocation

diversify

GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2005 and are subject to change.

Worldwide Bond Fund

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Bond Fund declined 3.03% during 2005, outpacing the benchmark Citigroup World Government Bond Index(1), which lost 6.88% in U.S. dollar terms. During the year, the global bond markets were characterized by two general investment themes: (1) longer-term yields trending lower across most markets, the U.S. and Japan being exceptions where 10-year yields rose during the year; and, (2) the U.S. dollar strengthening relative to most major currencies. The strength of the U.S. dollar was more than enough to offset the positive local currency returns in most bond markets and ended up pushing global bond markets into negative territory for 2005. A wide return differential in dollar versus local terms indicates the negative contribution that dollar strength made to global bond returns during 2005. (The benchmark Index returned -6.88% in U.S. dollar terms and +3.69% in local currency terms.) The Fund’s outperformance versus the benchmark Index was largely driven by the Fund’s lack of exposure to the Japanese market, overweight positions in the dollar block markets of Canada and New Zealand, and an overweight U.S. dollar exposure during the year.

Market and Economic Review

This year was challenging for global bond investors as the U.S. dollar strengthened relative to most major currencies as monetary tightening by the Federal Reserve, stronger relative economic activity, and contained inflationary measures provided a supportive backdrop for the greenback. During the year, relative to the dollar, the euro weakened by 12.6%, the Japanese yen by 12.9%, and the British pound by 10.2% . The Kiwi and Aussie currencies weakened relative to the U.S. dollar by 4.8% and 6.1% respectively. The Canadian dollar, an exception, actually strengthened relative to the dollar by 3.4% . As discussed earlier, the strength of the dollar was a major drag on performance for U.S. dollar-based global bond investors.

While the first half of the year proved to be quite positive for the local market returns across almost all bond markets, the second half proved more difficult as 10-year rates rose or trended sideways across most markets. In the second half of the year, the long end of the U.S. yield curve actually gave up all of its gains from the first half of the year and then some. The Federal Reserve continued to raise short-term rates throughout 2005 in an effort to get to a more neutral (less accommodative) monetary policy stance. At yearend, the Federal Reserve maintained their measured approach and felt that the risks of attaining sustainable economic growth and price stability remain balanced. For the year, the Fed tightened rates eight times, bringing the short-term federal funds rate from 2.25% at the start of the year to 4.25% at the end of December. The yield on 10-year U.S. Treasuries rose by approximately 17 basis points (+0.17%); it began the year at 4.22%, ended June near its low for the year at 3.92%, and closed out the year at 4.39% . Inflationary pressures remain contained with the CPI (Consumer Price Index) at yearend measuring 3.4% year over year after finishing 2004 at 3.3% year over year.

The U.S. economy grew at an annualized rate of 4.1% for the third quarter of 2005 and market expectations for the fourth quarter growth rate, at the time of this writing, is an annualized 2.8% . Unemployment declined to 4.9% in December after ending 2004 at 5.4% . As stated by the Federal Reserve, inflationary pressures appeared to remain contained and U.S. economic activity remained solid at the end of 2005. Economic activity in the U.S. was strong relative to Japan and the economies of Europe. The commodity-intensive economies across the globe continued to benefit from China’s ongoing economic development as Chinese GDP is expected to expand by more than 9% in 2005. Continued demand for raw materials with minimal supply-side response led to higher prices across most metal and energy commodities.

Fund Review

Throughout the year, the Fund was overweight relative to the Index in terms of U.S. duration. The Fund ended December with 30.0% allocation to U.S. bonds. This strategy benefited the Fund’s relative performance as the U.S. bond market was one of the best performing constituents of the Index in U.S. dollar terms for 2005. The Citigroup U.S. Government Bond Index(2) returned 2.80% (only

Worldwide Bond Fund

Canadian bonds performed better, gaining 9.77% in U.S. dollar terms). The flattening of the yield curve in the United States that was seen throughout 2004 continued through the end of 2005. This occurred as the Federal Reserve continued tightening monetary policy and the yields of longer-term maturity bonds rose less than those of shorter-term maturities.

The Fund remained overweight the U.S. dollar versus the benchmark Index. Toward the end of 2004, we began building an overweight exposure to the greenback, in effect ending the Fund’s overweight foreign currency exposure, which had benefited the Fund for much of the prior three years. This strategy was a large driver of the outperformance of the Fund relative to the Index during 2005 as the U.S. dollar rebounded against almost all constituents in the Index. The U.S. Dollar Index (DXY)(3) strengthened by 12.6% during 2005.

For the majority of 2005, the Fund was underweight duration and currency exposure compared to the Index for the Eurozone. The Fund ended 2005 with a more neutral Eurozone currency exposure relative to the Index. While Eurozone bonds performed well in local currency terms during 2005, any gains were more than offset by the weakening of the euro relative to the dollar (the Fund ended December with a weighting of 40.2% in Eurozone bonds, represented in the Fund by its holdings in Germany, Spain, France, Italy and Ireland). The European Government Bond Index climbed 5.46% in local currency terms but fell by 8.48% in U.S. dollar terms. The local market returns were driven by the fact that Eurozone countries continued to suffer from slower relative growth. European economic activity continues to be stymied by a lack of structural reforms, labor market woes, and restrictive fiscal policy. While these problems were supportive of the bond markets and lower yields, they led to a weakening of the euro. Further exacerbating the weakness of the euro was rejection of the European Union constitution by both the French and the Dutch, which raised investor concerns over the future of the European Union. The euro bottomed relative to the dollar in the middle of November as investors began to discount the start of monetary policy tightening by the European Central Bank (ECB). The ECB raised its repo rate by 25 basis points (bps) to 2.25% on November 30; they had maintained the 2% rate level since June of 2003.

The Fund remained overweight exposure, but underweight duration exposure, to the United Kingdom bond market during 2005. We based this investment decision on the higher relative yields offered by this market versus other developed countries. The Bank of England maintained the UK base rate at 4.75% until August when they eased policy by 25 bps (0.25%) to 4.50% . While the British pound weakened against the U.S. dollar, it appreciated relative to the euro. The UK bond market gained 8.00% in local currency terms and weakened by 3.43% in U.S. dollar terms. The Fund ended December with a 7.4% weighting in the UK bond market.

At the end of 2005, we continued to maintain a higher allocation to the dollar bloc bond markets relative to the Index. We remain overweight the bond markets of Canada and New Zealand, while maintaining zero exposure to the Australian bond market. At yearend, the Fund’s exposure to the New Zealand bond market was 5.6% of Fund net assets, Australian bond market exposure was 0%, and Canadian bond exposure was 6.6% .The Aussie and Kiwi currencies weakened relative to the U.S. dollar but to a lesser degree than the euro and Japanese yen. The Canadian currency actually strengthened relative to the U.S. dollar. This combination of a strong currency and one of the best local market returns in the Index (+7.02%) allowed Canada to be the best performing Index constituent for 2005 with a USD return of 9.77% . The Fund continued to hold its emerging markets bond position in Mexico, through the telephone provider Telmex (Telefonos de Mexico, 3.5% of Fund net assets as of December 31), which added positive performance for 2005. The Mexican government bond market returned 8.95% in U.S. dollar terms through the end of 2005.

During 2005, the Japanese economy seemed to gain some traction in terms of economic activity but the low level of nominal interest rates continued to

Worldwide Bond Fund

limit the attractiveness of the bond market. The Japanese bond market fell by 12.56% in U.S. dollar terms and gained 0.72% in local terms, making it one of the poorer performing global bond markets in local currency terms and the worst performing Index constituent in USD terms for 2005. We have continued to avoid the Japanese bond market (0% of Fund net assets at December 31) as we felt there were more attractive opportunities elsewhere.

* * *

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. The Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

Investors should be aware that the Fund is subject to certain risks associated with international bond markets. Prices of fixed income securities, and with them the Fund’s share value, tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund may engage in active and frequent trading to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. Long-term investments entail greater risk of loss than short-term investments. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”) to enable it to concentrate its assets in a narrower group of bonds than a diversified fund, and is thus also subject to non-diversification risk. Thus, a large loss in an individual bond may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.

Charles T. Cameron	Gregory F. Krenzer
Investment Team Member	Investment Team Member

January 18, 2006

Worldwide Bond Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1) The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

(2) All country and regional bond market returns are Citigroup Government Bond Indices.

(3) The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Worldwide Bond Fund

     Geographical Weightings*
as of December 31, 2005 (unaudited)

Sector Breakdown*
as of December 31, 2005 (unaudited)

U.S. Government Bonds	30.0%
Foreign Government Bonds	59.8%
Telecommunications	3.5%
Cash/Equivalents plus
Other Assets Less Liabilities	6.7%

*Percentage of net assets.
Portfolio is subject to change.

Worldwide Bond Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2005-
		July 1, 2005	December 31, 2005	December 31, 2005

Initial Class	Actual	$1,000.00	$989.31	$6.27
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Class R1	Actual	$1,000.00	$989.30	$6.67
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.25% for the Initial Class shares and 1.33% for the Class R1 shares and multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

Worldwide Bond Fund
Performance Comparison

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the Citigroup World Government Bond Index.

Average Annual Total Return 12/31/05	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/05	One Year	Since Inception

Van Eck Worldwide Bond Fund				Van Eck Worldwide Bond Fund
(Initial Class)[1]	-3.03%	7.62%	4.84%	(Class R1)[1]	-3.11%	5.45%

Citigroup World Gov’t Bond Index	-6.88%	6.92%	4.99%	Citigroup World Gov’t Bond Index	-6.88%	3.20%

1 Inception date for the Van Eck Worldwide Bond Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

Worldwide Bond Fund
Schedule of Portfolio Investments
December 31, 2005

Principal		Value
Country Amount	Bonds	(Note 1)

BONDS AND NOTES:
CANADA: 6.6%
CAD 4,000,000	Canadian Government Bond
	6.00% due 6/1/11	$3,785,728

FRANCE: 6.3%
EUR 3,000,000	French Treasury Note
	3.75% due 1/12/07	3,586,965

GERMANY: 16.3%
	Bundesrepublik Deutschland
	Bonds
EUR 2,709,847	6.00% due 1/4/07	3,310,090
EUR 1,500,000	4.50% due 7/4/09	1,864,488
EUR 3,000,000	4.75% due 7/4/28	4,182,553

		9,357,131

IRELAND: 3.7%
EUR 1,714,146	Irish Government Bond
	8.00% due 8/18/06	2,094,825

ITALY: 7.4%
EUR 3,500,000	Italian Government Bond
	4.50% due 3/1/07	4,223,241

MEXICO: 3.5%
USD 2,000,000	Telefonos de Mexico,
	S.A. de CV
	8.25% due 1/26/06	2,009,000

NEW ZEALAND: 5.6%
NZD 4,500,000	New Zealand Government
	Bond
	6.50% due 4/15/13	3,221,212

SPAIN: 6.5%
	Spanish Government Bond
EUR 3,000,000	4.00% due 1/31/10	3,687,972

UNITED KINGDOM: 7.4%
	Great Britain Government
	Bond
GBP 2,400,000	7.50% due 12/7/06	4,253,574

	Principal			Value
Country	Amount	Bonds and Notes		(Note 1)

UNITED STATES: 30.0%
		U.S. Treasury Notes/Bonds
	$5,000,000	5.50% 5/15/09		$5,174,025
	$5,000,000	4.00% 3/15/10		4,929,885
	$3,000,000	6.625% 2/15/27		3,806,955
	$3,000,000	5.25% 2/15/29		3,274,572

				17,185,437

	Total Notes and Bonds: 93.3%
	(Cost: $44,609,455)			53,405,085

	Short-Term	Date of
	Obligations: 4.8%	Maturity	Coupon

Repurchase Agreement (Note 9):
Purchased on 12/30/05;
maturity value $2,721,058
(with State Street Bank &
Trust Co., collateralized by
$2,770,000 Federal Home
Loan Bank 4.125% due 2/15/08
with a value of $2,776,493)
	(Cost: $2,720,000)	1/3/06	3.50%	2,720,000

Total Investments: 98.1%				56,125,085
	(Cost: $47,329,455)
Other Assets Less Liabilities: 1.9%				1,114,169

	Net Assets: 100.0%			$57,239,254

Summary of Investments				% of Net
by Industry (Unaudited)				Assets

	Foreign Government			59.8%
	U.S. Government			30.0%
	Telecommunications			3.5%
Short-Term Obligations				4.8%
Other Assets Less Liabilities				1.9%

				100.0%

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value (cost $47,329,455) (Note 1)	$56,125,085
Cash	28
Foreign currency (cost: $57)	55
Receivables:
Interest	1,080,504
Capital shares sold	161,764
Prepaid expenses and other assets	22,867

Total assets	57,390,303

Liabilities:
Payables:
Capital shares redeemed	61,757
Due to Adviser	48,865
Accrued expenses	40,427

Total liabilities	151,049

Net Assets	$57,239,254

Initial Class Shares:
Net Assets	$46,350,365

Shares outstanding	3,851,868

Net asset value, redemption price and offering price per share	$12.03

Class R1 Shares:
Net Assets	$10,888,889

Shares outstanding	905,883

Net asset value, redemption price and offering price per share	$12.02

Net Assets consist of:
Aggregate paid in capital	$47,757,652
Unrealized appreciation of investments and foreign currency transactions	8,768,956
Undistributed net investment income	4,604,243
Accumulated realized loss	(3,891,597)

$57,239,254

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Operations
Year Ended December 31, 2005

Income (Note 1):
Interest income (net of foreign taxes withheld of $13,018)		$3,357,319
Expenses:
Management (Note 2)	$676,094
Professional services	59,549
Insurance	42,882
Reports to shareholders	30,353
Custodian	20,952
Trustees’ fees and expenses	16,274
Transfer agent - Initial Class Shares	12,645
Transfer agent - Class R1 Shares	11,992
Interest	111
Other	8,661

Total expenses		879,513

Net investment income		2,477,806

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from security transactions		45,381
Realized gain from foreign currency transactions		2,147,882
Change in unrealized appreciation of investments		(6,628,320)
Change in unrealized appreciation of foreign denminated assets and liabilities		(178,960)

Net realized and unrealized loss on investments		(4,614,017)

Net Decrease in Net Assets Resulting from Operations		$(2,136,211)

See Notes to Financial Statements

Worldwide Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004

Change in Net Assets from:
Operations:
Net investment income	$2,477,806	$2,977,385
Realized gain from security transactions	45,381	695,082
Realized gain from foreign currency transactions	2,147,882	2,187,371
Change in unrealized appreciation of investments	(6,628,320)	156,314
Change in unrealized depreciation of foreign denominated assets and liabilities	(178,960)	(43,509)

Net increase (decrease) in net assets resulting from operations	(2,136,211)	5,972,643

Distributions to shareholders from:
Net investment income
Initial Class Shares	(4,381,128)	(6,965,610)
Class R1 Shares	(622,970)	—

Total distributions	(5,004,098)	(6,965,610)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	5,428,790	8,631,412
Class R1 Shares	5,300,909	9,277,625

	10,729,699	17,909,037

Reinvestment of distributions
Initial Class Shares	4,381,128	6,965,610
Class R1 Shares	622,970	—

	5,004,098	6,965,610

Cost of shares reacquired
Initial Class Shares	(21,607,683)	(35,002,765)
Class R1 Shares	(2,592,703)	(1,421,373)
Redemption fees	1,621	1,847

	(24,198,765)	(36,422,291)

Net decrease in net assets resulting from capital share transactions	(8,464,968)	(11,547,644)

Total decrease in net assets	(15,605,277)	(12,540,611)
Net Assets:
Beginning of year	72,844,531	85,385,142

End of year (including accumulated net investment income of $4,604,243
and $4,982,653, respectively)	$57,239,254	$72,844,531

* Shares of Beneficial Interest Issued and Reacquired (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	439,213	688,715
Reinvestment of distributions	358,521	569,086
Shares reacquired	(1,772,387)	(2,845,635)

Net decrease	(974,653)	(1,587,834)

Class R1 Shares:†
Shares sold	431,751	754,070
Reinvestment of distributions	50,979	—
Shares reacquired	(213,806)	(117,111)

Net increase	268,924	636,959

† Inception date of Class R1 shares May 1, 2004

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:

						Class R1 Shares

							For the
	Initial Class Shares					Year	Period
						Ended	May 1, 2004*
	Year Ended December 31,					December	through
						31,	December 31,
	2005	2004	2003	2002	2001	2005	2004

Net Asset Value, Beginning of Period	$13.33	$13.31	$11.46	$9.42	$10.37	$13.33	$11.82

Income (Loss) From Investment Operations:
Net Investment Income	0.58	0.64	0.53	0.35	0.57	0.76	0.18
Net Realized and Unrealized Gain (Loss)
on Investments	(0.97)	0.48	1.52	1.69	(1.08)	(1.16)	1.33

Total from Investment Operations	(0.39)	1.12	2.05	2.04	(0.51)	(0.40)	1.51

Less Distributions from:
Net Investment Income	(0.91)	(1.10)	(0.20)	—	(0.44)	(0.91)	—

Total Distributions	(0.91)	(1.10)	(0.20)	—	(0.44)	(0.91)	—

Redemption fees	— (c)	— (c)	—	—	—	— (c)	—	(c)

Net Asset Value, End of Period	$12.03	$13.33	$13.31	$11.46	$9.42	12.02	$13.33

Total Return (a)	(3.03)%	9.15%	18.16%	21.66%	(5.11)%	(3.11)%	12.77%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$46,350	$64,353	$85,385	$95,040	$52,127	$10,889	$8,492
Ratio of Gross Expenses to Average
Net Assets	1.29%	1.27%	1.21%	1.24%	1.24%	1.38%	1.59	%(d)
Ratio of Net Expenses to Average
Net Assets (b)	1.29%	1.27%	1.21%	1.24%	1.24%	1.38%	1.33	%(d)
Ratio of Net Investment Income to Average
Net Assets	3.67%	3.96%	3.58%	4.06%	4.62%	3.63%	3.89	%(d)
Portfolio Turnover Rate	16%	0%	6%	18%	22%	16%	0%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, rein-
vestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Excluding interest expense, the ratios would be 1.29%, 1.27%, 1.19%, 1.21%, and 1.19% for the Initial Class Shares for the years ending December 31, 2005, 2004 2003, 2002 and 2001, respecitvely and 1.38% and 1.33%, for the Class R1 Shares for the peri-
ods ending December 31, 2005 and 2004, respectively.
(c)	Amount represents less than $0.01 per share.
(d)	Annualized.
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Bond Fund

Notes To Financial Statements

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return-income plus capital appreciation by investing globally, primarily in a variety of debt securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s daily net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 2—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments—For the year ended December 31, 2005, purchases and proceeds from sales of securities, other than U.S. government securities and short-term obligations, aggregated $9,873,438 and $17,458,278 respectively.

Worldwide Bond Fund

Notes To Financial Statements (continued)

Note 4—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $47,329,455 and net unrealized appreciation aggregated $8,795,630 of which $8,811,284 related to appreciated securities and $15,654 related to the depreciated securities.

At December 31, 2005, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$4,620,623
Accumulated capital and other losses	(3,891,597)
Unrealized appreciation	8,768,957

Total	$9,497,983

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	2005	2004

Ordinary income	$5,004,098	$6,965,610

At December 31, 2005, the Fund had a capital loss carryforward of $3,882,361 available, $599,025 expiring December 31, 2008; $2,541,134 expiring December 31, 2009; and $742,202 expiring December 31, 2010. The Fund utilized capital losses of $54,617 in the current fiscal year.

During 2005, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $2,147,882 and increased accumulated realized loss by $2,147,882. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

Note 5—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

The aggregate shareholder accounts of a single insurance company own approximately 87% of the Initial Class shares and approximately 99% of the Class R1 shares.

Note 6—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2005, the Fund had no outstanding forward foreign currency contracts.

Note 7—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2005, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $26,784.

Note 8—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2005, the Fund borrowed under this Facility. The average daily balance during the 3 day period during which the loan was outstanding amounted to approximately $289,000 and the weighted average interest rate was 4.64% . At December 31, 2005, there were no outstanding borrowings by the Fund under the Facility.

Note 9—Repurchase Agreement—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 10—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 11—Subsequent Event—A distribution of $0.98 per share was paid on January 31, 2006 to shareholders of record of the Initial Class shares and the Class R1 shares as of January 30, 2006 with a reinvestment date of January 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

Worldwide Bond Fund

Board of Trustees/Officers (unaudited)

Position(s),
Term of
		Office[2]		Number of
		and Length		Portfolios	Other
Trustee’s		of Time	Principal	in Fund	Directorships
Name, Address[1]		with the	Occupation(s) During	Complex[3]	Held Outside
and Age		Trust	Past 5 Years	Overseen	Fund Complex

Interested Trustee:
Jan F. van Eck		Trustee	Director and Executive Vice President,	9	None
42	†	since 1998	Van Eck Associates Corporation;
Director, Executive Vice President and
Chief Compliance Officer, Van Eck
Securities Corporation; Director and
President, Van Eck Absolute Return
Advisers Corporation; Director, Greylock
Capital Associates LLC; Officer of two
other investment companies advised by
the Adviser.

Independent Trustees:

Richard C. Cowell		Trustee	Private investor	9	Director, West Indies
78‡¶		since 1985			& Caribbean
Development Ltd.;
Director/Trustee of
two other investment
companies advised
by the Adviser.

David J. Olderman		Trustee	Private investor	9	Director, Greif, Inc.,
70‡¶		since 1994			Ladig, Inc., and
Minnesota Public Radio;
Director/Trustee of two
other investment
companies advised by
the Adviser.

Ralph F. Peters		Trustee	Private investor	9	Director/Trustee of two
76‡¶		since 1987			other investment
companies advised by
the Adviser.

R. Alastair Short		Trustee since	Managing Director, The GlenRock	9	Director/Trustee of two
52‡¶		June 2004	Group, LLC (private equity investment		other investment
			firm), May 1, 2004 to present; President,		companies advised
			Apex Capital Corporation (personal		by the Adviser.
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.		Trustee	President and CEO, SmartBrief.Com	9	Director/Trustee of two
Stamberger		since 1994			other investment
46‡¶					companies advised
by the Adviser.

Worldwide Bond Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Heidi L. Cain	Assistant Secretary and	Assistant Secretary and Assistant Vice President, Van Eck
27	Assistant Vice President	Associates Corporation, Van Eck Securities Corporation and
	since December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Staff Attorney, Van Eck Associates Corporation since January
2005; Student, New York University School of Law, August 2003 –
May 2004; Student, Golden Gate University School of Law, August
2000 – August 2003; Legal Investigator, Northern California
Innocence Project, January 2003 – July 2003; Legal Extern, Hon.
Phyllis J. Hamilton, Federal District Court Judge for the Northern
District of California, September 2002 – December 2002; Law
Clerk, Law Offices of Jeffrey Schwartz, September 2001 – January
2003; Legal Assistant, Buchman & O’Brien, September 2000 –
August 2001; Officer of two other investment companies advised by the Adviser.

Charles T. Cameron	Vice President since 1996	President, Worldwide Bond Fund; Director of Trading, Van Eck
43		Associates Corporation; Co-Portfolio Manager, Worldwide Bond
Fund Series; Officer of two other investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation, and Van Eck
49	and President since 2004	Securities Corporation since February 2004; Private Investor,
June 2003 – January 2004; Independent Consultant, Waddell &
Reed, Inc., April 2002 – May 2003; Senior Vice President, Waddell
& Reed, Inc., December 2002 – March 2003; President/Chief
Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June
1993 – December 2002; Chairman/Director/President, Ivy
Mackenzie Services Corporation, June 1993 – December 2002;
Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
April 1985 – December 2002; Officer of two other investment
companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
50		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
two other investment companies advised by the Adviser.

Thaddeus	Chief Compliance Officer	Chief Compliance Officer, Van Eck Absolute Return Advisers
Leszczynski	since September 2005	Corporation and Van Eck Associates Corporation since September
59		2005; Founder and Vice President, EARN Corporation, July 2004
to present; Private Practice Lawyer, January 2002 to present;
Executive Vice President, Asian Financial Network Ltd., September
2000 – January 2001; Vice President, Prudential Insurance
Company, March 1998 – August 2000; Officer of two other
investment companies advised by the Adviser.

Worldwide Bond Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Thomas K. Lynch	Vice President and	Vice President, Van Eck Associates Corporation and Van Eck
49	Treasurer since 2005	Absolute Return Advisers Corp., since April 2005; Second Vice
President and Associate Controller, TIAA-CREF, January 1996 to
April 2005; Senior Manager, Audits, Grant Thornton, December
1993 to January 1996; Senior Manager, Audits, McGladrey &
Pullen, December 1986 to December 1993; Officer of two other investment companies advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel, and Secretary, Van Eck
57	and Secretary since	Associates Corporation, Van Eck Securities Corporation, and
	December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Managing Director, Chatsworth Securities LLC, March 2001 –
November 2005; Private Investor/Consultant, September 2000 –
February 2001; Executive Vice President and General Counsel,
Mainstay Management LLC, September 1999 – August 2000;
Officer of two other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President and	Senior Vice President and Chief Financial Officer, Van Eck
50	Chief Financial Officer	Associates Corporation; Senior Vice President, Chief Financial
	since 2005	Officer, Treasurer and Controller, Van Eck Securities Corporation
and Van Eck Absolute Return Advisers Corp.; Officer of two other investment companies advised by the Adviser, Vice President and
Treasurer of the Trust and two other investment companies
advised by the Adviser, 1985 – 2005.

Derek S. van Eck	Executive Vice President	President of Worldwide Hard Assets Fund series and the
41†	since 2004	Worldwide Real Estate Fund series of Van Eck Worldwide
Insurance Trust and the Global Hard Assets Fund series of Van
Eck Funds; Director of Van Eck Associates Corporation; Director
and Executive Vice President, Van Eck Securities Corporation;
Director and Executive Vice President, Van Eck Absolute Return
Advisers Corp.; Director, Greylock Capital Associates LLC; Officer
of two other investment companies advised by the Adviser.

[1] The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
[2] Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such
Trustee reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.
[3] The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.
‡ Member of the Governance Committee.
¶ Member of the Audit Committee.
† An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

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Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $157,600 for 2005 and $148,627 for 2004.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $40,583 for 2005 and $20,249 for
     2004.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,469 for 2005 and $17,000 for 2004.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date  February 27, 2006
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  February 27, 2006
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  February 27, 2006
      -----------------